UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXSD	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As discussed under Item 5.07 of Advaxis, Inc.’s (the “Company”) Current Report on Form 8-K filed on April 1, 2022, on March 31, 2022, at the Company’s Special Meeting of Stockholders, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, within a specified range and at the discretion of the Board of Directors.

Pursuant to such authority granted by the Company’s stockholders, the Company’s Board of Directors approved a one-for-80 reverse stock split (the “Reverse Stock Split”) of its common stock. The Reverse Stock Split became effective upon filing of the Amendment with the Secretary of State of the State of Delaware at 12:00am Eastern Time on June 6, 2022.

The Reverse Stock Split reduced the number of shares of common stock issued and outstanding from approximately 145.6 million to approximately 1.8 million. To reflect the Reverse Stock Split, proportional adjustments were made to the Company’s outstanding stock options, warrants to purchase shares of common stock and other equity awards. The Reverse Stock Split did not affect the par value per share of the Company’s common stock or the total number of shares of common stock that the Company is authorized to issue pursuant to its Amended and Restated Certificate of Incorporation, as amended. Continental Stock Transfer and Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of any exchanges of stock certificates requested to reflect the Reverse Stock Split.

The description of the Amendment and the Reverse Stock Split is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On June 3, 2022, the Company issued a press release announcing the Reverse Stock Split. The Company’s press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Advaxis, Inc.
99.1	Press Release of Advaxis, Inc. dated June 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 6, 2022	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer